Drew Evans,
Executive Vice President and CFO

AGL Resources™

Financial Overview

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can,"
"could," "estimate," "expect," "forecast," “future,” “goal,” "indicate," "intend," "may," “outlook,” "plan," “potential,” "predict,"
"project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, costs and timelines of construction projects may be affected by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected changes in project costs including the cost of funds to finance these projects, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the
United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We also use EBIT and operating margin internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT and operating margin are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT and operating margin projections to investors. We are unable to reconcile our forward-looking EBIT and operating margin business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at
www.aglresources.com under the Investor Relations section.

2008 Earnings Sensitivity
Distribution Operations = $340MM
Retail Energy Operations = $70MM
Wholesale Services = $40MM
Energy Investments = $21MM
Development Expenses = $(8MM)*
Interest Expense = $(117MM)
$8
$4
$7
$10
$9
$15
$1
$1
$1
$1
$2
$2
$(15)
$(10)
$(5)
$-
$5
$10
$15
$20

2008 Earnings Guidance
Unfavorable
Favorable
2008 EPS Guidance = $2.75 to $2.85 per share
* Development expenses are included in the Energy Investments segment for financial reporting purposes.
($ millions)

EBIT Contribution by Business Segment

4%
2%
3%
3%
100%
80%
60%
40%
20%
0%
11%
15%
70%
19%
13%
66%
7%
18%
72%
9%
15%
73%
2005
2006
2007
2008P
Distribution Operations
Retail Energy Operations
Wholesale Services
Energy Investments

Diversified Earnings Mix
Note: Corporate EBIT excluded from calculations.

Long-Term Capital Investment
Development/Expansion Projects	Status	Est. CapEx ($MM)	In-Service
Golden Triangle Storage (TX)	Execution	$250 - $265	2010 - 2012
Hampton Roads Crossing (VA)	Execution	$100 - $115	2009
Magnolia Project (Elba Island to Atlanta)	Execution*	$40 - $50	2009
Other Storage Projects	Development	--	--
Total Current Project CapEx		$390 - $430
• We will generate between $450 million and $500 million
 annually in funds from operations (FFO) over the next five years
• Cash flow generation provides stable platform for returning near-term value to shareholders (dividend growth, share
 repurchase) while investing for long-term growth of the business
*Pending FERC approval.

$2,200
$1,800
$1,400
$1,000
$600
$ millions
70%
66%
62%
58%
54%
50%
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Debt
Equity
Debt to Cap.

Strong Balance Sheet to Pursue Opportunities

$1.08
$1.12
$1.16
$1.24
$1.48
$1.64
$1.68
02
03
04
05
06
07
08

Commitment to Shareholder Value
Annualized Per Share
Dividend Growth
(6-year CAGR = 7.6%)
• Repurchased 2 million
 shares in 2007
• Have repurchased more
 than 3 million shares
 since March 2006
ATG
Peers
S&P 500
83%
77%
90%
Share Repurchase Program
5-Year Total Shareholder Return

12.1x
13.8x
7.7x
7.8x
AGL Resources
LDC Peer Group
AGL Resources
LDC Peer Group

Relative Valuation
We trade at a discount to
the peer group on a P/E
basis ...
But more in line with the
group on an EV/EBITDA basis
Sources: Bloomberg and SNL Research. Data as of March 27, 2008.

Key Takeaways
• Primarily regulated asset base provides stable earnings growth
• Non-regulated investments provide complementary upside
 potential
• Strong investment-grade balance sheet and stable cash flows
• Track record of delivering value
• Well-positioned for long-term growth
• Attractive dividend yield and payout ratio
• Low-risk investment in natural gas/energy space